UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 6, 2009

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    207 High Point Drive, Building 100, Victor, NY  14564
  (Address of Principal Executive Offices)                  (Zip Code)

Registrant’s telephone number, including area code	(585) 678-7100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)        Compensatory Arrangements of Certain Officers.

At a meeting held on April 6, 2009, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) took the following actions with regard to certain compensatory arrangements for certain of the Company’s senior management personnel, including its Executive Officers.

 Approval of Fiscal 2010 Base Salaries

The Committee set annual base salaries, for the fiscal year ending February 28, 2010 (“Fiscal 2010”), for the Company’s Executive Officers.  The following table sets forth the annual base salary levels for Fiscal 2010 of those Executive Officers identified below:

Name and Position	Fiscal 2010 Base Salary
Richard Sands, Chairman of the Board	$1,136,329
Robert Sands, President and Chief Executive Officer	$1,103,130
Robert Ryder, Executive Vice President and Chief Financial Officer	$541,008
Jose F. Fernandez, Chief Executive Officer, Constellation Wines North America	$682,890
Jon Moramarco, Chief Executive Officer, Constellation International	$546,312

Stock Option Awards

The Committee granted options to purchase shares of the Company’s Class 1 Common Stock under the Company’s Long-Term Stock Incentive Plan (the “Stock Plan”) to certain of the Company’s management personnel, including its Executive Officers, subject to the Terms and Conditions Memorandum with respect to the Company’s Amended and Restated Long-Term Stock Incentive Plan, the form of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.  The following table sets forth information regarding grants to those Executive Officers identified below:

Name	Number of Stock Options (1)	Exercise Price Per Share (2)
Richard Sands	719,200	$ 11.85
Robert Sands	698,190	$ 11.85
Robert Ryder	239,690	$ 11.85
Jose F. Fernandez	302,550	$ 11.85
Jon Moramarco	242,040	$ 11.85
______________________________
(1)  Each of the options granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment.  One-fourth of the options become exercisable on each of the following anniversary dates: April 6, 2010, April 6, 2011, April 6, 2012 and April 6, 2013 provided that the option holder remains employed on that date.  Under the terms of the Stock Plan, options become fully exercisable immediately in the event of a change in control.

(2)  The exercise price is equal to the closing price of the Class A Common Stock (into which, in certain limited circumstances, shares of Class 1 stock is convertible on a one-for-one basis) on the New York Stock Exchange on April 6, 2009.

Restricted Stock Awards

The Committee awarded shares of the Company’s Class A Common Stock under the Stock Plan to certain of the Company’s management personnel, including its Executive Officers, subject to the provisions of Restricted Stock Award Agreements, the form of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.  On April 6, 2009, which was the date of the restricted stock awards, the closing price of the Company’s Class A Common Stock was $11.85 per share.  The following table sets forth information regarding awards to those Executive Officers identified below:

Name	Number of Shares (1)
Richard Sands	95,900
Robert Sands	93,100
Robert Ryder	27,400
Jose F. Fernandez	34,580
Jon Moramarco	27,670

______________________________
(1)  Unvested shares under each of the awards are subject to forfeiture upon the occurrence of certain events related to termination of employment.  One-fourth of the awarded shares vest on each of the following dates: May 1, 2010, May 1, 2011, May 1, 2012 and May 1, 2013 provided that the recipient of the award remains employed on that date.  The awards can vest at an earlier date upon the death or Disability (as that term is defined in the Stock Plan) of the recipient of the award.  Under the terms of the Stock Plan, awards become fully vested in the event of a change in control.

Adoption of Amendment Number 1 to the Company’s Annual Management Incentive Plan

On April 6, 2009, the Committee approved Amendment Number 1 to the Company’s Annual Management Incentive Plan, as amended and restated July 26, 2007 (the “Amendment”).  The Amendment is effective as of April 6, 2009.  The Amendment modifies the Annual Management Incentive Plan (the “Plan”) as follows:

(1)
reserves to the Committee the unilateral right to reduce or eliminate the amount of a Bonus (as that term is defined in the Plan) that is to be paid to a Participating Executive (as that term is defined in the Plan) who is designated as a “covered employee” upon the attainment of a performance target;

(2)	clarifies the time period during which a bonus shall be paid; and

(3)	clarifies the authority of the Committee to establish such rules as it deems necessary or appropriate to apply when a participating executive dies or terminates employment.

A copy of the Amendment as approved by the Committee is filed as Exhibit 99.3 hereto and incorporated herein by reference.

Criteria for 2010 Fiscal Year Incentive Award

The Committee adopted the 2010 Fiscal Year Award Program for Executive Officers (the “2010 Program for Executive Officers”), thereby establishing the performance criteria and bonus opportunity under the Company’s Annual Management Incentive Plan, as amended by the Amendment, (the “Amended AMIP”) for the Company’s fiscal year ending February 28, 2010.  Pursuant to the 2010 Program for Executive Officers, potential incentive awards for the Company’s 2010 fiscal year, if any, will equal 0.5% of the Company’s “Earnings Before Interest and Taxes” for each of Richard Sands and Robert Sands and 0.25% of “Earnings Before Interest and Taxes” for each other executive officer, all as calculated under the Amended AMIP and the 2010 Program for Executive Officers and measured for the period from March 1, 2009 through February 28, 2010.  The Committee reserves the right to exercise its negative discretion at the end of the Company’s Fiscal 2010 Year to reduce the amounts calculated in the preceding sentence to a bonus payment for each of our executive officers that it believes to be appropriate based on the Company's performance.

Action with respect to Employment and Consulting Arrangements for Alexander L. Berk

On April 6, 2009, the Committee approved an agreement among Alexander L. Berk, the Company and Constellation Services LLC regarding Mr. Berk's retirement from the Company and its affiliates on May 31, 2009 (the “Agreement”).  The Company, Constellation Services LLC (successor by merger to Barton Incorporated) and Mr. Berk executed the Agreement effective April 7, 2009.  The Agreement provides that (1) Mr. Berk shall receive a transaction bonus of $260,584 in connection with services he provided in connection with the recent sale of the Company’s value spirits business (the “Sale”) and (2) in connection with and subject to Mr. Berk’s retirement on May 31, 2009, (a) Mr. Berk shall fully vest in all of his unvested options and his vested options may be exercised until the earlier of (i) February 28, 2011 or (ii) the expiration date of the option and (b) Mr. Berk shall receive the post-employment benefits as set forth in the Executive Employment Agreement dated May 21, 2008 among Mr. Berk, Constellation Brands, Inc. and Constellation Services LLC (successor by merger to Barton Incorporated) as clarified in the Agreement.

Also on April 6, 2009, the Committee approved a consultant agreement between Mr. Berk and the Company regarding consultation services to be provided by Mr. Berk for up to one year following his departure as an employee (the “Consultant Agreement”). The Company and Mr. Berk executed the Consultant Agreement effective April 7, 2009.  The Consultant Agreement is intended to secure Mr. Berk’s services to assist in transition matters associated with the Sale, as well as provide a mechanism to facilitate continuity with respect to the Company’s involvement in Crown Imports, LLC, its joint venture with Grupo Modelo.  The Consultant Agreement is intended to provide Mr. Berk with compensation of $20,833.33 per month during the term of the agreement.

The descriptions above of the Agreement and the Consultant Agreement are a summary and are qualified in their entirety by the forms of agreement filed herewith as Exhibits 99.4 and 99.5, both of which Exhibits 99.4 and 99.5 are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On April 9, 2009, the Company issued a news release, a copy of which is furnished herewith as Exhibit 99.6 and is incorporated herein by reference, providing information regarding Alexander L. Berk’s role with the Company.

References to Constellation’s website in the release do not incorporate by reference the information on such website into this Current Report on Form 8-K and Constellation disclaims any such incorporation by reference.  The information in the news release attached as Exhibit 99.6 is incorporated by reference into this Item 7.01 in satisfaction of the public disclosure requirements of Regulation FD.  This information is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, and is not otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Securities Exchange Act of 1934 or the Securities Act of 1933 only if and to the extent such subsequent filing specifically references the information incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Form of Terms and Conditions Memorandum with respect to the Company’s Amended and Restated Long-Term Stock Incentive Plan.

99.2	Form of Employee Restricted Stock Award Agreement with respect to the Company’s Amended and Restated Long-Term Stock Incentive Plan.

99.3	Amendment Number 1, dated April 6, 2009, to the Company’s Annual Management Incentive Plan, as amended and restated July 26, 2007.

99.4	Agreement dated April 7, 2009 among Constellation Brands, Inc., Constellation Services LLC (successor by merger to Barton Incorporated) and Alexander L. Berk.

99.5	Consultant Agreement dated April 7, 2009 between Constellation Brands, Inc. and Alexander L. Berk.

99.6	News Release of Constellation Brands, Inc. dated April 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2009	CONSTELLATION BRANDS, INC.

By: /s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Form of Terms and Conditions Memorandum with respect to the Company’s Amended and Restated Long-Term Stock Incentive Plan.

(99.2)	Form of Employee Restricted Stock Award Agreement with respect to the Company’s Amended and Restated Long-Term Stock Incentive Plan.

(99.3)	Amendment Number 1, dated April 6, 2009, to the Company’s Annual Management Incentive Plan, as amended and restated July 26, 2007.

(99.4)
Amendment dated April 7, 2009 to the Executive Employment Agreement dated May 21, 2008 between Constellation Brands, Inc., Constellation Services LLC (successor by merger to Barton Incorporated) and Alexander L. Berk.

(99.5)	Consultant Agreement dated April 7, 2009 between Constellation Brands, Inc., Constellation Services LLC and Alexander L. Berk.

(99.6)	News Release of Constellation Brands, Inc. dated April 9, 2009.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.